EXHIBIT 10.13









                   SOUTHERN STATES DEFERRED COMPENSATION PLAN

                      (As Restated Effective July 1, 1995)

                                     Including:

                                    1.   First Amendment
                                             (Effective July 1, 1996)
                                    2.   Second Amendment
                                             (Effective July1, 1997)
                                    3.   Third Amendment
                                             (Effective October 1, 1997)
                                    4.   Fourth Amendment
                                             (Effective July 1, 1998)




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                                                         TABLE OF CONTENTS
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                                                             ARTICLE I
                                                        Definition of Terms

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1.1         Act....................................................................................................         1
1.2         Affiliated Employers...................................................................................         1
1.3         Administrator..........................................................................................         1
1.4         Beneficiary............................................................................................         1
1.5         Benefit Commencement Date..............................................................................         1
1.6         Board..................................................................................................         2
1.7         Code...................................................................................................         2
1.8         Corporation............................................................................................         2
1.9         Deferred Thrift Benefit................................................................................         2
1.10        Earnings Fund Share....................................................................................         2
1.11        Effective Date.........................................................................................         2
1.12        Eligible Employee......................................................................................         2
1.12A       Eligible Executives....................................................................................         2
1.13        Employee...............................................................................................         2
1.14        Executive Bonus........................................................................................         2
1.15        Fiscal Year............................................................................................         2
1.16        Participant............................................................................................         2
1.17        Plan...................................................................................................         2
1.18        Plan Sponsor...........................................................................................         3
1.19        Plan Year..............................................................................................         3
1.20        Rabbi Trust............................................................................................         3
1.21        Reserve Account........................................................................................         3
1.22        Rollover Account.......................................................................................         3
1.23        Salary.................................................................................................         3
1.24        Subsidiary.............................................................................................         3
1.25        Thrift Plan............................................................................................         3


                                                             ARTICLE II
                                                           Participation

2.1         Participation..........................................................................................         3
2.2         Termination of Participation...........................................................................         4


                                                            ARTICLE III
                                                   Incentive Compensation Awards

3.1         Earnings Fund Program..................................................................................         4
3.2         Executive Bonus Program................................................................................         5
3.3         Chief Executive Officer Incentive Program..............................................................         6
3.4         Eligible Executives Incentive Program .................................................................         6

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                                                             ARTICLE IV
                                                         Elective Deferrals

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4.1         Deferral of Earnings Fund Share and Executive Bonus....................................................         6
4.2         Deferral of Salary.....................................................................................         6
4.3         Deferred Thrift Benefit................................................................................         6


                                                             ARTICLE V
                                           Allocations to and Vesting in Reserve Account

5.1         Allocations of Deferred Earnings Fund Share and Executive Bonus........................................         6
5.2         Allocations of Deferred Salary.........................................................................         7
5.3         Allocations of Deferred Thrift Benefit.................................................................         7
5.4         Subtractions from Reserve Account......................................................................         7
5.5         Deemed Earnings on Reserve Accounts....................................................................         7
5.6         Vesting in Reserve Account.............................................................................         7
5.7         Equitable Adjustment in Case of Error or Omission......................................................         7
5.8         Statement of Reserve Account Balance...................................................................         7


                                                             ARTICLE VI
                                             Special Rules Relating to Rollover Account

6.1         Transfer to Rollover Account...........................................................................         8
6.2         Deemed Earnings on Rollover Account....................................................................         8
6.3         Subtractions from Rollover Account.....................................................................         8
6.4         Vesting in Rollover Account............................................................................         8
6.5         Equitable Adjustment in Case of Error or Omission......................................................         8
6.6         Statement of Rollover Account Balance..................................................................         8
6.7         Death Benefits Attributable to Rollover Account........................................................         8
6.8         Disability Benefits Attributable to Rollover Account...................................................         9
6.9         Restrictions on Death or Disability Benefits...........................................................        10


                                                            ARTICLE VII
                                                              Funding

7.1         Funding................................................................................................        10
7.2         Use of Rabbi Trust Permitted...........................................................................        11


                                                            ARTICLE VIII
                                                      Time and Form of Payment

8.1         Current Earning Fund Share and Executive Bonus Payments................................................        11
8.2         Distribution of Accounts...............................................................................        11
8.3         Death After Benefit Commencement.......................................................................        13
8.4         Benefit Determination and Payment Procedure............................................................        13
8.5         Payments to Minors and Incompetents....................................................................        14
8.6         Distribution of Benefit When Distributee Cannot Be Located.............................................        14
8.7         Claims Procedure.......................................................................................        14
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                                                             ARTICLE IX
                                                      Beneficiary Designation

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9.1         Beneficiary Designation................................................................................        15


                                                             ARTICLE X
                                                            Withdrawals

10.1        Severe Financial Hardship Withdrawals..................................................................        15
10.2        Other Withdrawals......................................................................................        16


                                                             ARTICLE XI
                                                        Plan Administration

11.1        Plan Administrator.....................................................................................        16
11.2        Power and Authority of Administrator...................................................................        16


                                                            ARTICLE XII
                                                 Amendment and Termination of Plan

12.1        Amendment or Termination of the Plan...................................................................        16


                                                            ARTICLE XIII
                                                Adoption by Additional Corporations

13.1        Adoption by Additional Corporations....................................................................        17


                                                            ARTICLE XIV
                                                           Miscellaneous

14.1        Non-assignability......................................................................................        17
14.2        Right to Require Information and Reliance Thereon......................................................        17
14.3        Notices and Elections..................................................................................        17
14.4        Delegation of Authority................................................................................        18
14.5        Service of Process.....................................................................................        18
14.6        Governing Law..........................................................................................        18
14.7        Binding Effect.........................................................................................        18
14.8        Severability...........................................................................................        18
14.9        No Effect on Employment Agreement......................................................................        18
14.10       Gender and Number......................................................................................        18
14.11       Titles and Captions....................................................................................        18

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      This Deferred  Compensation  Plan  (hereinafter  the "Plan" and formerly known as the Deferred Incentive Compensation Plan) is amended and restated this 28th day of June , 1995, effective July 1, 1995, unless otherwise specifically stated, by Southern States Cooperative, Incorporated, a Virginia corporation (hereinafter called the "Plan Sponsor");

                                   WITNESSETH:

        WHEREAS, the Plan was adopted to provide an incentive compensation program for certain executives of the Corporation and to allow for the deferral of the receipt of such incentive compensation; and

        WHEREAS, the Plan Sponsor deems it appropriate to expand the deferral program to include salary deferral, withdrawal rights and the right of a Participant to select a rate of return for the deemed investment of the Reserve Account based on various measures permitted by the Administrator.

        NOW, THEREFORE, in consideration of the premises herein, the Plan Sponsor agrees as follows:


                                    ARTICLE I
                               Definition of Terms

        The following words and terms as used in this Plan shall have the meaning set forth below, unless a different meaning is clearly required by the context:

        1.1 "Act": The Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, or the corresponding sections of any subsequent legislation which replaces it, and, to the extent not inconsistent therewith, the regulations issued thereunder.

        1.2   "Affiliated   Employers":   The  Plan   Sponsor  and  all  of  its
Subsidiaries.

        1.3 "Administrator": The plan administrator provided for in Article XI hereof.

        1.4 "Beneficiary": The person or persons designated by a Participant or otherwise entitled pursuant to Article IX to receive benefits under the Plan attributable to such Participant after the death of such Participant.

        1.5 "Benefit Commencement Date":

                 (i) When used with respect to the Reserve Account, the first July 1 or January 1 following the Participant's cessation of employment as an Employee of the Affiliated Employers for whatever reason.

                (ii) When used with respect to the Rollover Account, generally the first July 1 or January 1 following the earlier of:

                        (A) The later of:

                              (I) The  Participant's  cessation of employment as
                         an Employee of the Affiliated Employers, or

                             (II)   The  date  the   Participant   reaches   age
                         fifty-five (55), or

                        (B) The  date the  Participant  reaches  age  sixty-five
                    (65).
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        In the case of the Death or Disability Benefits described in Article VI, the first July 1 or January 1 following the Participant's death and receipt of a claim from the Beneficiary, or following receipt of proof of the Participant's total and permanent disability. However, if a Participant's Benefit Commencement Date occurs prior to January 1, 1990,
        such   Participant   shall  continue  to  receive  benefit  payments  as
        determined under the Plan as amended effective January 1, 1990.

        1.6 "Board": The present and any succeeding Board of Directors of the Plan Sponsor, unless such term is used with respect to a particular Corporation and its Employees, in which event it shall mean the present and any succeeding Board of Directors of that Corporation.

        1.7 "Code": The Internal Revenue Code of 1986, as the same may be amended from time to time, or the corresponding section of any subsequent Internal Revenue Code, and, to the extent not inconsistent therewith, regulations issued thereunder.

        1.8 "Corporation": The Plan Sponsor and any of its Subsidiaries approved by the Board of the Plan Sponsor for participation in and adopting the Plan.

        1.9  "Deferred   Thrift   Benefit":   The  amount   awarded  to  certain
Participants under paragraph 4.3.

        1.10 "Earnings Fund Share": The share of the Earnings Fund awarded to certain Participants under paragraph 3.1, the Chief Executive Officer Incentive Distribution to the Chief Executive Officer under paragraph 3.3 of the Plan and the Eligible Executive's Distribution to the Eligible Executives under paragraph 3.4.

        1.11 "Effective Date": The Effective Date of this restatement of the Plan is July 1, 1995.

        1.12 "Eligible Employee": An Employee who is employed by the Corporation in:

                 (i)     Its 200 pay series, or

                (ii) Effective July 1, 1989, its 100 pay series.

        1.12A "Eligible Executives": The Chief Financial Officer and the Group Vice Presidents.

        1.13 "Employee": An individual who is employed in the service of the Affiliated Employers as a common law employee.

        1.14 "Executive Bonus": The discretionary bonus awarded to certain Participants under paragraph 3.2.

        1.15 "Fiscal Year": The fiscal year of the Plan Sponsor.

        1.16 "Participant": An Eligible Employee but only during such period and for such purposes as he is considered a Participant as described in Article II of the Plan. Participants may be classified as Active or Inactive Participants as provided in Article II.

        1.17 "Plan": This document, as contained herein or as duly amended, which shall be known as the "Southern States Deferred Compensation Plan". Prior to July 1, 1995 the Plan was known as the "Southern States Deferred Incentive Compensation Plan"

        1.18 "Plan Sponsor": Southern States Cooperative, Incorporated, a Virginia corporation, or its corporate successor.

        1.19 "Plan Year": The twelve (12) month period beginning on the first day of July of each year.

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        1.20  "Rabbi  Trust":  A  trust  fund  described  in  paragraph  7.2 and established or maintained for the Plan.

        1.21 "Reserve Account": The bookkeeping account of a Participant attributable to elective and non-elective deferrals under the Plan and to any deemed earnings thereon less any amounts transferred pursuant to paragraph 6.1 to the Rollover Account.

        1.22 "Rollover Account": The bookkeeping account of a Participant attributable to elective and non-elective deferrals made prior to January 1, 1990 and deemed earnings thereon (less any distributions made prior to July 1, 1990) which are transferred from the Reserve Account pursuant to paragraph 6.1.

        1.23 "Salary": A Participant's regular base salary paid or payable for personal services rendered to the Corporation as an Eligible Employee, including that portion of such amount which is electively deferred under or contributed to this Plan or any other plan, whether a deferred compensation or cafeteria plan, of the Corporation for such Plan Year, but excluding any such compensation deferred or contributed from a prior period, bonuses, incentive pay, expense reimbursement and allowances and benefits not normally paid in cash to the Participant. Salary for any Plan Year shall be determined as of the first day of the Plan Year.

        1.24 "Subsidiary": A corporation (other than the Plan Sponsor) in which the Plan Sponsor owns an equity interest and holds fifty percent (50%) or more of the votes entitled to be cast for directors.

        1.25 "Thrift Plan": The Southern States Thrift Plan and Trust as restated effective January 1, 1987 and as thereafter amended.


                                   ARTICLE II
                                  Participation

        2.1 Participation. The Board, upon recommendation of the President and Chief Executive Officer of the Plan Sponsor, shall determine in advance of each Fiscal Year, the offices and positions that will be entitled to actively participate in the Plan for the Fiscal Year. Each Eligible Employee who is so designated by the Board by his office or position for a Fiscal Year shall be a Participant and an Active Participant in the Plan for the Fiscal Year. In addition, where a designated office or position is vacated by a Participant and is subsequently filled during a Fiscal Year, or where an office or position is newly designated (either a currently filled position or a newly created position) for participation in the Plan, the Board, upon recommendation of the President and Chief Executive Officer of the Plan Sponsor, may include any Active Participant's successor or replacement and/or the individual who fills the newly designated office or position, as a Participant and an Active Participant in the Plan for such Fiscal Year, as of a date designated by the Board. For purposes of this paragraph, the Board's determination of the offices and positions entitled to actively participate in the Plan shall continue in effect for subsequent Fiscal Years unless changed in advance of a Fiscal Year. In making its designation, the Board may distinguish between Employees who are eligible to participate only in the deferral aspect of the Plan and those who are eligible for the Earning Fund Program on the Executive Bonus.

        2.2 Termination of Participation.

        2.2(a) A Participant shall cease to be an Active Participant upon the first to occur of the following events:

                 (i) The Participant retires or otherwise terminates his employment with the Corporation; or

                (ii) The Participant ceases to be an Eligible Employee.

        2.2(b) A Participant shall be an Inactive Participant whenever he is not an Active Participant but he is still entitled to future benefits under the terms of the Plan.

        2.2(c) An individual shall cease to be a Participant when he is neither an Active Participant nor an Inactive Participant.


                                   ARTICLE III
                          Incentive Compensation Awards

        3.1 Earnings Fund Program.

        3.1(a) With respect to each Fiscal Year, each Covered Participant for such Fiscal Year shall be entitled to a share (the "Earnings Fund Share") of the Earnings Fund for such Fiscal Year equal to the ratio of such Covered Participant's Covered Base Salary for such Fiscal Year to the sum of all Covered Participants' Covered Base Salary for such Fiscal Year.

        3.1(b) For purposes hereof, the following terms shall have the meanings set forth below:

                 (i) The term "Applicable Percentage" means the following percentage determined by reference to the Participant's incentive group:

                              Incentive Group              Applicable Percentage

               200 Pay Series (Incentive Group A)                   17 1/2%
               200 Pay Series (Incentive Group B)                   15%
               200 Pay Series (Incentive Group C)                   12 1/2%
               200 Pay Series (Incentive Group D)                   10%
               100 Pay Series (Incentive Group E)                   10%

                (ii) The term "Associated Companies" means corporations (other than the Plan Sponsor) in which the Plan Sponsor owns an equity interest of more than five percent (5%) but holds less than fifty percent (50%) of the votes entitled to be cast for directors.

               (iii) The term "Covered Base Salary" for a Fiscal Year means the product obtained by multiplying a Participant's final annual base salary determined at the earlier of the last day of the Fiscal Year or the date he ceases to be an Active Participant by his Applicable Percentage for the Fiscal Year subject, however, to the following:

                        (A) Where a Participant becomes an Active Participant on
                  a day other than the first day of a Fiscal Year, ceases to be an Active Participant on a day other than the last day of a Fiscal Year, or becomes a member of a different incentive group while an Active Participant during a Fiscal Year, his Covered Base Salary shall be determined separately for each such period, his Covered Base Salary for each such period shall then be prorated on the basis of the ratio of the number of days in each such period to the number of days in the Fiscal Year, and his Covered Base Salary for the Fiscal Year shall be the sum of his Covered Base Salary for each such period.

                        (B) Where a  Participant  is  designated  as a "partial"
                  Covered Participant for a Fiscal Year, his Covered Base Salary shall be his otherwise determined Covered Base Salary for the Fiscal Year multiplied by the "partial" percentage applicable to him.

               (iv) The term "Covered Participant" for a Fiscal Year means a Participant (other than the Chief Executive Officer and the Eligible Executives) who is an Active Participant designated by the Board to be eligible for the Earnings Fund Program at any time during the Fiscal Year, provided, however, that the Chief Executive Officer of the Plan Sponsor may disqualify a Participant at any time as a result of a performance not deemed to be of the caliber that warrants treatment as a Covered Participant and entitlement to a standard Earnings Fund Share:

                        (A) In whole, in which case the Participant shall not be
                  considered a Covered Participant and shall not be entitled to an Earnings Fund Share for the Fiscal Year(s) to which such disqualification relates, or

                        (B) In part,  in  which  case the  President  and  Chief
                  Executive Officer of the Plan Sponsor shall designate the percentage (the "partial" percentage) of the Participant's partial qualification as a Covered Participant and the Participant shall only be entitled to such a partial standard Earnings Fund Share (determined by adjusting his Covered Base Salary) for the Fiscal Year(s) to which such partial qualification relates.

               (v) The term "Earnings Fund" means, with respect to any Fiscal Year, the lesser of:

                        (A) The sum of (I) the product  obtained by  multiplying
                  the excess of Net Earnings for the Fiscal Year over ten percent (10%) of Net Worth as of the beginning of the Fiscal Year by five percent (5%) plus (II) $5,000 for each full one million dollars ($1,000,000) of actual consolidated dollar volume in total operations of the Affiliated Employers for the Fiscal Year over budgeted dollar volume in total operations, or

                        (B) The aggregate sum of the Covered Base Salary of each
                  Covered Participant for the Fiscal Year.

                (vi) The term "Net Earnings" means the consolidated pre-tax net earnings of the Affiliated Employers adjusted to reflect the imputed cost of investments in Associated Companies and to exclude in respect to Associated Companies all dividends, patronage refunds, gains and losses on investments, and equity in unrealized earnings and losses.

               (vii) The term "Net Worth" means the consolidated book value of the assets less liabilities of the Affiliated Employers, excluding the recorded value of investments in Associated Companies.

        3.2         Executive Bonus Program.

        3.2(a) With respect to each Fiscal Year, an Active Participant designated by the Board to be eligible for the Elective Bonus Program shall be entitled to a bonus (the "Executive Bonus") in such amount, if any, as is determined by and in the discretion of the President and Chief Executive Officer of the Plan Sponsor as soon as possible following the end of each Fiscal Year based on his assessment of the Participant's performance during the preceding twelve (12) months.

        3.2(b) The Executive Bonus to which an Active Participant may be entitled for a Fiscal Year shall not exceed his Covered Base Salary for the Fiscal Year.

        3.3 Chief Executive Officer Incentive Program. With respect to each Fiscal Year beginning on or after July 1, 1997, the Chief Executive Officer shall be entitled to an Incentive Distribution pursuant to the program described in Appendix A to the Plan.

        3.4 Eligible Executives Incentive Program. With respect to each Fiscal Year beginning on or after July 1, 1998, the Eligible Executives shall be entitled to an Incentive Distribution pursuant to the program described in Appendix B to the Plan.


                                   ARTICLE IV
                               Elective Deferrals

        4.1 Deferral of Earnings Fund Share and Executive Bonus. A Participant may elect to defer the receipt of any or all of his Earnings Fund Share and his Executive Bonus for a Fiscal Year. The election to defer such amounts shall be made annually and filed with the Administrator prior to the beginning of the Fiscal Year for which such payments will be made; provided, however, that when an individual becomes an Active Participant on a day other than the first day of a Fiscal Year, he shall have thirty (30) days after he is notified of commencement of active participation to file his election with the Administrator. Such election shall be in writing on a form provided by the Administrator for this purpose.

        4.2 Deferral of Salary. A Participant may elect to defer the receipt of any or all of his Salary for a Plan Year. The election to defer such amounts may be subject to any maximum or minimum percentage or dollar amount as the Administrator in its sole discretion may determine and shall be made annually and filed with the Administrator prior to the beginning of the Plan Year for which such payments will be made; provided, however, that when an individual becomes an Active Participant on a day other than the first day of a Plan Year, he shall have thirty (30) days after he is notified of commencement of active participation to file his election with the Administrator. Such election shall be in writing on a form provided by the Administrator for this purpose.

        4.3 Deferred Thrift Benefit. Each Participant who is an Active Participant at some time during the period from March 16, 1989 through December 31, 1990, inclusive, and who during such period would have been eligible to be an active participant in the Thrift Plan but for the exclusion of Employees in the Corporation's 200 pay series from active participation in the Thrift Plan shall be entitled to a non-elective deferred award (the "Deferred Thrift
Benefit") in an amount equal to one and one-half percent (1-1/2%) of his "Compensation" (as defined in the Thrift Plan) for that portion of the 1989 and 1990 calendar years beginning on the later of (i) March 16, 1989 or (ii) the date he becomes an Active Participant through the earlier of (iii) December 31, 1990 or (iv) the date he is first eligible after March 15, 1989 to become an active participant in the Thrift Plan. For purposes hereof, such Deferred Thrift Benefit shall be determined for each such separate period of exclusion from participation in the Thrift Plan if there is more than one such period with respect to a Participant.


                                    ARTICLE V
                  Allocations to and Vesting in Reserve Account

        5.1 Allocation of Deferred Earnings Fund Share and Executive Bonus. The Earning Fund Share and Executive Bonus, or portion thereof, of a Participant for a Fiscal Year which is deferred pursuant to paragraph 4.1 shall be allocated to the Participant's Reserve Account upon receipt by the Plan Administrator of notification authorizing the fiscal year award.

        5.2 Allocation of Deferred Salary. The Salary which is deferred pursuant to paragraph 4.2 shall be allocated to the Participant's Reserve Account as of the last day of the calendar month in which such Salary would otherwise have been paid, if the Participant is employed as of such date. A Participant whose employment terminates during the calendar month shall be paid the amount of his deferred Salary for such month in cash.

        5.3 Allocation of Deferred Thrift Benefit. The Deferred Thrift Benefit of a Participant with respect to a calendar month shall be allocated to the Participant's Reserve Account as of the last day of such calendar month.

        5.4 Subtractions from Reserve Account. All distributions, withdrawals and forfeitures from a Participant's Reserve Account shall be subtracted when made.

        5.5         Deemed Earnings on Reserve Accounts.

        5.5(a) With respect to the Reserve Account of Participants whose benefits begin to be paid on or after January 1, 1996 and with respect to earnings credited for periods beginning on and after July 1, 1995, there shall be credited daily to the Reserve Account of each Participant earnings and losses based on the deemed investments selected by the Participant (or, if deceased, his Beneficiary) in accordance with the procedures adopted for the Plan by the Administrator from time to time. The available investment options shall be the funds available for directed investment under the Thrift Plan. For periods prior to October 1, 1997, the Reserve Account of a Participant who does not make a deemed investment direction shall be credited with earnings and losses as though his Reserve Account were invested in the Stable Value Fund under the Thrift Plan. For periods beginning on and after October 1, 1997, the Reserve Account of a Participant who does not make a deemed investment direction shall be credited with earnings and losses as though his Reserve Account were invested in the Default Fund named under the Thrift Plan

        5.5(b) With respect to the Reserve Account of Participants whose benefits begin to be paid on or before July 1, 1995 and with respect to earnings credited for periods beginning before July 1, 1995, there shall be credited to the Reserve Account an additional amount equal to the average balance in the Reserve Account during such Fiscal Year, multiplied by the rate of interest paid on new debentures sold by the Plan Sponsor during the Fiscal Year, or in the absence of such debenture rate, the daily average rate of interest charged by CoBank A.C.B. for variable term loans during the Fiscal Year.

        5.5(c) Notwithstanding the foregoing, for the purpose of determining the balance of a Participant's Reserve Account as of January 1, 1990 that is to be transferred to the Rollover Account pursuant to paragraph 6.1, there shall be credited to the Reserve Account an additional amount equal to the average balance in the Reserve Account during the period beginning July 1, 1989 and ending December 31, 1989 ( for purposes of this subparagraph the "Crediting Period"), multiplied by the rate of interest paid on new debentures sold by the Plan Sponsor during the Crediting Period, or in the absence of such debenture rate, the daily average rate of interest charged by the National Bank for Cooperatives, Baltimore Region for variable term loans during the Crediting Period plus an amount equal to the April 1, 1990 distribution multiplied by the rate of interest described above and applied for a three month period.

        5.6 Vesting in Reserve Account. Except as provided in paragraph 10.2, a Participant's rights to the balance in his Reserve Account shall be fully vested and non-forfeitable at all times, and the termination of his employment as an Eligible Employee for any reason or his death shall not diminish the amount payable to the Participant or his Beneficiary.

        5.7 Equitable Adjustment in Case of Error or Omission. Where an error or omission is discovered in the account of a Participant, the Administrator shall be authorized to make such equitable adjustment as it deems appropriate.

        5.8 Statement of Reserve Account Balance. Within a reasonable time after the end of each Fiscal Year, the Administrator shall provide to each Participant (or, if deceased, to his Beneficiary) a statement of the balance as of such date in his Reserve Account.


                                   ARTICLE VI
                   Special Rules Relating to Rollover Account

        6.1 Transfer to Rollover Account. The balance of a Participant's Reserve Account as of December 31, 1989 less any subtractions made for distributions made prior to July 1, 1990 shall be transferred as of January 1, 1990 to the Rollover Account. Notwithstanding the foregoing, in the event that the balance of a Participant's Reserve Account as of January 1, 1990 is less than Fifteen Hundred Dollars ($1,500), such Participant's deferred benefit shall not be transferred to the Rollover Account but shall remain in and subject to the rules relating to the Reserve Account.

        6.2 Deemed Earnings on Rollover Account. Effective January 1, 1990, at the end of each Fiscal Year or such other crediting period required under the Plan, there shall be credited to the Rollover Account an additional amount equal to the average balance in the Rollover Account during such Fiscal Year or other crediting period, multiplied by the following annual rate of interest determined on the basis of the Participant's age as of January 1, 1990:

                     Under Age 45                                  10.50%
                         45-49                                     11.00%
                         50-54                                     11.50%
                         55-59                                     12.50%
                      60 and Over                                  13.00%

        6.3 Subtractions from Rollover Account. All distributions from a Participant's Rollover Account shall be subtracted when made.

        6.4 Vesting in Rollover Account. A Participant's rights to the balance in his Rollover Account shall be fully vested and non-forfeitable at all times, and the termination of his employment as an Eligible Employee for any reason or his death shall not diminish the amount payable to the Participant or his Beneficiary.

        6.5 Equitable Adjustment in Case of Error or Omission. Where an error or omission is discovered in the Rollover Account of a Participant, the Administrator shall be authorized to make such equitable adjustment as it deems appropriate.

        6.6 Statement of Rollover Account Balance. Within a reasonable time after the end of each Fiscal Year, the Administrator shall provide to each Participant (or, if deceased, to his Beneficiary) a statement of the balance as of such date in his Rollover Account.

        6.7         Death Benefits Attributable to Rollover Account.

        6.7(a) Effective July 1, 1990, except as provided in subparagraph 6.9, in the event a Participant who has a balance in his Rollover Account dies while an Eligible Employee and before his Benefit Commencement Date, then the Beneficiary of such Participant shall be entitled to a benefit under the Plan (the "Death Benefit") in an amount equal to the following:

                 (i) In the event such Participant's death occurs prior to the date he reaches age 62, the applicable Death Benefit shall be equal to 70% of the balance of his Rollover Account determined as though he had lived and earnings had continued to be credited until the last day of the calendar month in which he would have reached age 65, or the actual balance in his Rollover Account as of the next July or January 1 following the date of his death, if greater.

                (ii) In the event such Participant's death occurs on or after the date he reaches age 62, the applicable Death Benefit shall be equal to 100% of the balance of his Rollover Account determined as though he had lived and earnings had continued to be credited until the last day of the calendar month in which he would have reached age 65, or the actual balance in his Rollover Account as of the next July 1 or January 1 following the date of his death, if greater.

        6.7(b) In the event a Participant who has a balance in his Rollover Account dies before his Benefit Commencement Date at a time when he is not an Eligible Employee, then the Beneficiary of such Participant shall be entitled to receive the balance in the Participant's Rollover Account determined at the next July 1 or January 1 following his death.

        6.8         Disability Benefits Attributable to Rollover Account.

        6.8(a) Effective July 1, 1990, except as provided in subparagraph 6.9, in the event a Participant who has a balance in his Rollover Account becomes totally and permanently disabled while an Eligible Employee and before his Benefit Commencement Date, then he shall be entitled to a benefit under the Plan (the "Disability Benefit") in an amount equal to the following:

                 (i) In the event such Participant provides proof of his total and permanent disability prior to the date he reaches age 62, the applicable Disability Benefit shall be equal to 70% of the balance of his Rollover Account determined as though earnings had continued to be credited until the last day of the calendar month in which he would have reached age 65, or the actual balance in his Rollover Account as of the next July 1 or January 1 following the date proof of disability is furnished, if greater.

                (ii) In the event such Participant provides proof of his total and permanent disability on or after the date he reaches age 62, the applicable Disability Benefit shall be equal to 100% of the balance of his Rollover Account determined as though earnings had continued to be credited until the last day of the calendar month in which he would have reached age 65, or the actual balance in his Rollover Account as of the next July 1 or January 1 following the date proof of disability is furnished, if greater.

        6.8(b) For purposes hereof, the determination of total and permanent disability shall be made by the Administrator in accordance with the following standard. A Participant shall be considered to be totally and permanently disabled if he is unable to perform each of the material duties of his regular occupation or of any gainful occupation for which he is reasonably fitted taking into consideration his training, education or experience, as well as prior earnings. In making its determination, the Administrator may rely on the advice of one or more physicians appointed or approved by the Plan Sponsor and the Administrator shall have the right to require further medical examinations from time to time to determine whether there has been any change in the Participant's physical condition.

        6.8(c) In the event that a Participant's total and permanent disability ceases:

                 (i) If he again becomes an Eligible Employee, no further Disability Benefits shall be paid and the balance in his Rollover Account shall be recomputed and he shall be entitled to the remainder of his recomputed Rollover Account (including any Death Benefit, if applicable) in such manner and at such time as though no total and permanent disability had occurred. The recomputed balance as of the day following the last disability payment shall be the amount which would have been in the Rollover Account had the Participant terminated employment on the date payment of the Disability Benefit began and received payments on the basis of the balance as of such date during the period of disability.

                (ii) If he does not again become an Eligible Employee, no further Disability Benefits shall be paid and the balance in his Rollover Account shall be recomputed and he shall be entitled to any remaining payments on the basis of the recomputed balance. The recomputed balance as of the day following the last disability payment shall be the amount which would have been in the Rollover Account had the Participant terminated employment on the date as of payment of the Disability Benefit began and received payments on the basis of the balance as of such date during the period of disability.

        6.8(d) In the event a Participant who has a balance in his Rollover Account provides proof of his total and permanent disability before his Benefit Commencement Date at a time when he is not an Eligible Employee, then he shall be entitled to receive the balance in his Rollover Account determined at the next July 1 or January 1 following the date proof of his total and permanent disability is provided to the Administrator.

        6.9 Restrictions on Death or Disability Benefits. Neither the Death Benefit nor the Disability Benefit described in this ARTICLE shall be paid under the following circumstances:

                 (i) The Participant fails to execute such applications, submit to such physical examinations and provide such truthful and complete information as may be requested by the Administrator,

                (ii) The Participant is determined to be uninsurable based on the underwriting factors applied by the Administrator, or

                    (iii)The Participant's death or disability is the result of a suicide or intentional self-inflicted injury which occurs within the thirteen (13) month period beginning January 1, 1990.

                                   ARTICLE VII
                                     Funding

        7.1         Funding.

        7.1(a) The undertaking to pay benefits hereunder shall be unfunded obligation payable solely from the general assets of the Corporation and subject to the claims of the Corporation's creditors. The Reserve Account and the Rollover Account shall be maintained as book reserve accounts solely for accounting purposes.

        7.1(b) Except as provided in the Rabbi Trust established as permitted in paragraph 7.2, nothing contained in the Plan and no action taken pursuant to the provisions of the Plan shall create or be construed to create a trust of any kind or a fiduciary relationship between the Corporation and the Participant or his Beneficiary or any other person. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such rights shall be no greater than the right of any unsecured general creditor of the Corporation.

        7.1(c) Where more than one Corporation participates in the Plan, the funding and payment provisions hereof shall apply separately to each such Corporation.

        7.1(d) The Plan Sponsor may in its discretion make the payment of any or all benefits under the Plan in lieu of payment by one or more Corporations. Where the Plan Sponsor makes payments on behalf of other Corporations, the Plan Sponsor may require contributions by participating Corporations to the Plan Sponsor at such times (whether before, at or after the time of payment), in such amounts and or such basis as it may from time to time determine in order to defray the cost of benefits and administration of the Plan.

        7.2 Use of Rabbi Trust Permitted. Notwithstanding any provision herein to the contrary, the Plan Sponsor may in its sole discretion elect to establish and fund a Rabbi Trust for the purpose of providing benefits under the Plan.


                                  ARTICLE VIII
                            Time and Form of Payment

        8.1 Current Earnings Fund Share and Executive Bonus Payments. A Participant's Earnings Fund Share and Executive Bonus, or portion thereof, for a Fiscal Year for which no deferral election has been properly filed by the Participant shall be paid to the Participant (or his Beneficiary) as soon as practicable following the close of the Fiscal Year.

        8.2         Distribution of Accounts.

        8.2(a) Distributions from a Participant's Reserve Account and Rollover Account shall commence on the Participant's Benefit Commencement Date.

        8.2(b) Distributions from a Participant's Reserve Account which begin to be paid on or after January 1, 1996 shall be made in quarterly installment payments to the Participant or his Beneficiary over the Distribution Period on the first day of each calendar quarter until the Participant's Reserve Account has been paid in full as follows:

                 (i) The initial quarterly payment shall be based on the balance in the Participant's Reserve Account at the end of the calendar quarter immediately preceding the Benefit Commencement Date. The initial payment shall be an amount equal to the applicable preceding quarterly balance divided by 41 in the case of a July 1 Benefit Commencement Date or 39 in the case of a January 1 Benefit Commencement Date. The initial payment amount shall continue to be made quarterly until the following October 1.

                (ii) The quarterly payment amount shall be recalculated and adjusted beginning with each October payment and continuing until the next October payment when the payment amount shall again be recalculated based on the balance in the Participants' Reserve Account after the preceding July 1 payment. The new quarterly payment at each October 1 shall be equal to that adjusted balance divided by the remaining number of payments to be made.

               (iii) The final quarterly payment shall be the balance in the Participant's Reserve Account and will be paid as soon as reasonably possible following the completion of the final June 30 valuation.

                (iv) All payments, other than the final payment, shall be rounded to the nearest whole dollar.

                 (v) All payments will be deducted on a pro rata basis from the investment options which the Participant has selected pursuant to subparagraph 5.5(a) as deemed investments of the balance of his Reserve Account.

                (vi) Effective July 1 of a final payment year which begins prior to October 1, 1997, the Reserve Account of the Participant shall be credited with deemed earnings and losses based on the performance of the Stable Value Fund investment under the Thrift Plan.

               (vii) Effective July 1 of a final payment year which begins on or after October 1, 1997, the Reserve Account of the Participant shall be credited with deemed earnings and losses based on the performance of the Default Fund investment under the Thrift Plan.

        8.2(c) Distributions from a Participant's Reserve Account which begin on or before July 1, 1995 shall be made in quarterly payments to the Participant or his Beneficiary over the Distribution Period on the first day of each calendar quarter until the Participant's Reserve Account has been paid in full as follows:

                 (i) The quarterly payments during the Distribution Period are intended to be substantially equal. Annual recalculations applying the Payment Factors shall be made in order to compensate for variations between actual deemed earnings credited pursuant to paragraph 5.5 and the assumed average rate of ten percent (10%) per annum.

                (ii) The initial quarterly payment shall be based on the balance in Participant's Reserve Account on the immediately preceding June 30th in the case of a January 1 Benefit Commencement Date and on the June 30th of the immediately preceding calendar year in the case of a July 1 Benefit Commencement Date. The initial payment amount shall be an amount equal to the applicable June 30th balance multiplied by .041527 in the case of a July 1 Benefit Commencement Date or .040796 in the case of a January 1 Benefit Commencement Date. The initial payment amount shall continue to be made quarterly until the following October 1.

               (iii) The quarterly payment amount shall be recalculated and adjusted beginning with each October payment and continuing until the next October payment when the quarterly payment amount shall again be recalculated. The recalculation shall be based on the balance in the Participant's Reserve Account after the preceding July payment. The new quarterly payment amount at each October 1 shall be an amount equal to that adjusted balance multiplied by the applicable Payment Factor for the quarterly payment number as of which the recalculation occurs.

                (iv) The final quarterly payment shall be the balance in the Participant's Reserve Account.

                 (v) All payments, other than the final payment, shall be rounded to the nearest whole dollar.

                (vi) The "Payment Factors" are as follows:

                                               Payment Factors
                                  --------------------------------------------
            Quarterly              July 1 Benefit            January 1 Benefit
         Payment Number           Commencement Date          Commencement Date
         --------------           -----------------          -----------------
                1                      .041527                    .040796
                2                      .039233
                4                                                 .041859
                6                      .041859

                8                                                 .045187
               10                      .045187
               12                                                 .049517
               14                      .049517
               16                                                 .055352
               18                      .055352
               20                                                 .063594
               22                      .063594
               24                                                 .076051
               26                      .076051
               28                                                 .096940
               30                      .096940
               32                                                 .138907
               34                      .138907
               36                                                 .265200
               38                      .265200
               39                                                 Balance
               41                      Balance

        8.2(d) Distribution from a Participant's Rollover Account shall normally be made in equal quarterly payments to the Participant or his Beneficiary over the Distribution Period on the first day of each calendar quarter until the Participant's Rollover Account has been paid. The quarterly payments shall be determined on the basis of the applicable interest rate described in paragraph 6.2.

        8.2(e)      For purposes hereof the term "Distribution Period":

               (i) When used with respect to the Reserve Account,  the forty-one
        (41) consecutive calendar quarters beginning with July in the case of a July 1 Benefit Commencement Date or the thirty-nine (39) consecutive calendar quarters beginning with January in the case of a January 1 Benefit Commencement Date.

               (ii) When used with  respect to the Rollover  Account,  the forty
        (40)   consecutive   calendar   quarters   beginning  with  the  Benefit
        Commencement Date.

        8.2(f)      Notwithstanding the foregoing:

                 (i) The Board shall have the right, in its sole discretion to vary the manner and the time of making the installment distribution provided in this paragraph by making such distributions in a lump sum equal to the balance in the Reserve Account and the Rollover Account at the time in question or over a shorter or longer period than required herein as it may find appropriate.

                (ii) The Board, in its discretion, may require that the balance or a portion of the balance in the Participant's Reserve Account or Rollover Account shall be paid as a lump sum where the balance or a portion of the balance due to the Participant or any Beneficiary under either or both the Reserve Account or the Rollover Account as of the Benefit Commencement Date is twenty five hundred dollars ($2,500) or less.

               (iii) All lump sum payments made pursuant to this subparagraph shall be made on July 1 of the calendar year in which the Benefit Commencement Date otherwise occurs, or if later, the July 1 next following the Board's determination to make such payment.

        8.3 Death After Benefit Commencement. If a Participant dies after his Benefit Commencement Date, no benefits shall be payable other than the remaining benefits due to the Participant under the Plan which shall be paid to his Beneficiary.

        8.4 Benefit Determination and Payment Procedure. The Administrator shall make all determinations concerning eligibility for benefits under the Plan, the time or terms of payment, and the form or manner of payment to the Participant (or the Participant's Beneficiary in the event of the death of the Participant). The Administrator shall promptly notify the Corporation and, where payments are to be made from a Rabbi Trust, the trustee thereof, of each such determination that benefit payments are due and provide to the Corporation or trustee all other information necessary to allow the Corporation or trustee to carry out said determination, whereupon the Corporation or trustee shall pay such benefits in accordance with the Administrator's determination.

        8.5 Payments to Minors and Incompetents. If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, or is deemed so by the Administrator, benefits will be paid to such person as the Administrator may designate for the benefit of such Participant or Beneficiary. Such payments shall be considered a payment to such Participant or Beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Plan.

        8.6 Distribution of Benefit When Distributee Cannot Be Located. The Administrator shall make all reasonable attempts to determine the identity and/or whereabouts of a Participant entitled to benefits under the Plan, including the mailing by certified mail of a notice to the last known address shown on the Corporation's or the Administrator's records. If the Administrator is unable to locate such a person entitled to benefits hereunder, or if there has been no claim made for such benefits, the Corporation shall continue to hold the benefit due such person, subject to any applicable statute of escheats.

        8.7         Claims Procedure.

        8.7(a) A Participant or Beneficiary (the "claimant") shall have the right to request any benefit under the Plan by filing a written claim for any such benefit with the Administrator on a form provided by the Administrator for such purpose. The Administrator shall give such claim due consideration and shall either approve or deny it in whole or in part. Within ninety (90) days following receipt of such claim by the Administrator, notice of any denial thereof, in whole or in part, shall be delivered to the claimant or his duly authorized representative or such notice of denial shall be sent by mail to the claimant or his duly authorized representative at the address shown on the claim form or such individual's last known address. The aforesaid ninety (90) day response period may be extended to one hundred eighty (180) days after receipt of the claimant's claim if special circumstances exist and if written notice of the extension to one hundred eighty (180) days indicating the special circumstances involved and the date by which a decision is expected to be made is furnished to the claimant within ninety (90) days after receipt of the claimant's claim. Such notice of denial shall be written in a manner calculated to be understood by the claimant and shall:

                 (i)     Set forth a specific reason or reasons for the denial,

                (ii) Make specific reference to the pertinent provisions of the Plan on which any denial of benefits is based,

               (iii) Describe any additional material or information necessary for the claimant to perfect the claim and explain why such material or information is necessary, and

                (iv) Explain the claim review procedure of subparagraph 8.7(b).

If such notice of denial is not provided to the claimant within the applicable ninety (90) day or one hundred eighty (180) day period, the claimant's claim shall be considered denied for purposes of the claim review procedure of subparagraph 8.7(b).

        8.7(b) A Participant or Beneficiary whose claim filed pursuant to subparagraph 8.7(a) has been denied, in whole or in part, may, within sixty (60) days following receipt of notice of such denial, or following the expiration of the applicable period provided for in subparagraph 8.7(a) for notifying the claimant of the decision on the claim if no notice of denial is provided, make written application to the Administrator for a review of such claim, which application shall be filed with the Administrator. For purposes of such review, the claimant or his duly authorized representative may review Plan documents pertinent to such claim and may submit to the Administrator written issues and comments respecting such claim. The Administrator may schedule and hold a hearing. The Administrator shall make a full and fair review of any denial of a claim for benefits and issue its decision thereon promptly, but no later than sixty (60) days after receipt by the Administrator of the claimant's request for review, or one hundred twenty (120) days after such receipt if a hearing is to be held or if other special circumstances exist and if written notice of the extension to one hundred twenty (120) days is furnished to the claimant within sixty (60) days after the receipt of the claimant's request for a review. Such decision shall be in writing, shall be delivered or mailed by the Administrator to the claimant or his duly authorized representative in the manner prescribed in subparagraph 8.7(a) for notices of approval or denial of claims, and shall:

                 (i)  Include specific reasons for the decision,

                (ii) Be written in a manner calculated to be understood by the claimant, and

               (iii)  Contain   specific   references  to  the  pertinent   Plan
                      provisions on which the decision is based.

The Administrator's decision made in good faith shall be final.



                                   ARTICLE IX
                             Beneficiary Designation

        9.1         Beneficiary Designation.

        9.1(a) Each Participant shall be entitled to designate a Beneficiary hereunder by filing a designation in writing with the Administrator on the form provided for such purpose. Any Beneficiary designation made hereunder shall be effective only if signed and dated by the Participant and delivered to the Administrator prior to the time of the Participant's death. Any Beneficiary designation hereunder shall remain effective until changed or revoked hereunder.

        9.1(b) Any Beneficiary designation may include multiple, contingent or successive Beneficiaries and may specify the proportionate distribution to each Beneficiary.

        9.1(c) A Beneficiary designation may be changed by the Participant at any time, or from time to time, by filing a new designation in writing with the Administrator.

        9.1(d) If the Participant dies without having designated a Beneficiary, or if the Beneficiary so designated has predeceased him, then his estate shall be deemed to be his Beneficiary.

        9.1(e) If a Beneficiary of the Participant shall survive the Participant but shall die before the Participant's entire benefit under the Plan has been distributed, then, absent any other provision by the Participant, the unpaid balance thereof shall be distributed to the such other beneficiary named by the deceased Beneficiary to receive his interest or, if none, to the estate of the deceased Beneficiary. If multiple beneficiaries are designated, absent any other provision by the Participant, those named or the survivor of them shall share equally in any amounts payable hereunder.


                                    ARTICLE X
                                   Withdrawals

        10.1        Severe Financial Hardship Withdrawals.

        10.1(a) In the event of any Severe Financial Hardship and upon written request of a Participant (or, if subsequent to his death, his Beneficiary), the Administrator in its sole discretion may pay in one lump sum to the Participant (or his Beneficiary) all or any portion of the Participant's Reserve Account and/or Rollover Account. Any such payment shall be limited to that amount reasonably necessary to alleviate the Severe Financial Hardship, and any remaining payments or account balances shall be appropriately adjusted.

        10.1(b) For purposes hereof, a "Severe Financial Hardship" means an unforeseeable emergency, and shall be defined in a manner consistent with the meaning ascribed thereto under Section 457 of the Code as a severe financial hardship of the Participant (or, if subsequent to his death, his Beneficiary) resulting from a sudden and unexpected illness, accident or loss of property due to casualty, or any other similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant (or, if subsequent to his death, his Beneficiary).

        10.2 Other Withdrawals. Upon written request at any time prior to pay out of the entire Reserve Account and Rollover Account, a Participant may elect to withdraw all or a portion of his Reserve Account and/or his Rollover Account subject to the following forfeiture provisions:

                 (i) The Participant shall forfeit ten percent (10%) of the amount elected to be withdrawn. Such forfeited amount shall be subtracted from the account from which withdrawn but shall not at any time be distributed to the Participant; and

                (ii) The Participant shall forfeit the right to make additional deferrals of Salary and/or of his Earnings Fund Share and Executive Bonus for one full Plan Year following the withdrawal.

It is intended that the forfeitures described herein constitute a "substantial limitation or restriction" on the right to receive the amounts held in the Reserve Account and the Rollover Account as that term is used for purposes of Sections 61 and 451 of the Code. Any remaining payments or account balances shall be appropriately adjusted.


                                   ARTICLE XI
                               Plan Administration

        11.1 Plan Administrator. The Plan shall be administered by a plan administrator (the "Administrator") to be appointed by and serve at the pleasure of the Plan Sponsor, or in the absence of the appointment or in the event any person so appointed shall fail or cease to serve, the Plan Sponsor shall be the Administrator.

        11.2 Power and Authority of Administrator. The Administrator is hereby vested with all the power and authority necessary in order to carry out its duties and responsibilities in connection with the administration of the Plan, including the power to interpret the provisions of the Plan. For such purpose, the Administrator shall have the power to adopt rules and regulations consistent with the terms of the Plan.


                                   ARTICLE XII
                        Amendment and Termination of Plan


        12.1        Amendment or Termination of the Plan.

        12.1(a) The Plan may be terminated at any time by the Board of the Plan Sponsor. The Plan may be amended in whole or in part from time to time by the Board of the Plan Sponsor effective as of any date specified. No amendment or termination shall operate:

                 (i) To decrease a Participant's Reserve Account balance or Rollover Account balance as of the earlier of the date on which the amendment or termination is approved by the Board of the Plan Sponsor or the date on which an instrument of amendment or termination is signed or approved on behalf of the Plan Sponsor, or

                (ii) To vary the distribution plan of a Participant under paragraph 6.2 after the Participant retires or otherwise ceases to be employed by the Affiliated Employers without the consent of the Participant or, if deceased, his Beneficiary.

        12.1(b) Notwithstanding the foregoing, the Board hereby delegates to the Chief Executive Officer the right to modify, alter, or amend the Plan in whole or in part to make any technical modification, alteration or amendment which in the opinion of counsel for the Plan Sponsor is required by law and is deemed advisable by the Chief Executive Officer and to make any other modification, alteration or amendment which does not, in the Chief Executive Officer's view, substantially increase costs, contributions or benefits and does not materially affect the eligibility, vesting or benefit accrual or allocation provisions of the Plan.


                                  ARTICLE XIII
                       Adoption by Additional Corporations

        13.1 Adoption by Additional Corporations. Any Subsidiary of the Plan Sponsor may adopt the Plan with the consent of the Board of the Plan Sponsor and approval by its Board.


                                   ARTICLE XIV
                                  Miscellaneous

        14.1 Non-assignability. The interests of each Participant under the Plan are not subject to claims of the Participant's creditors; and neither the Participant, nor his Beneficiary, shall have any right to sell, assign, transfer or otherwise convey the right to receive any payments hereunder or any interest under the Plan, which payments and interest are expressly declared to be non-assignable and non-transferable.

        14.2 Right to Require Information and Reliance Thereon. The Corporation and Administrator shall have the right to require any Participant, Beneficiary or other person receiving benefit payments to provide it with such information, in writing, and in such form as it may deem necessary to the administration of the Plan and may rely thereon in carrying out its duties hereunder. Any payment to or on behalf of a Participant or Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by a Participant or any other person to whom such payment is made shall be in full satisfaction of all claims by such Participant and his Beneficiary; and any payment to or on behalf of a Beneficiary in accordance with the provision so the Plan in good faith reliance upon any such written information provided by such Beneficiary or any other person to whom such payment is made shall be in full satisfaction of all claims by such Beneficiary.

        14.3 Notices and Elections. All notices required to be given in writing and all elections required to be made in writing, under any provision of the Plan, shall be invalid unless made on such forms as may be provided or approved by the Administrator and, in the case of a notice or election by a Participant or Beneficiary, unless executed by the Participant or Beneficiary giving such notice or making such election. Subject to limitations under applicable provisions of the Code or the Act (such as the requirement that deferral elections be in writing), the Administrator is authorized in its discretion to accept other means for receipt of effective notices, elections, consent and/or application by Participants and/or Beneficiaries, including but not limited to interactive voice systems, on such basis and for such purposes as it determines from time to time.

        14.4 Delegation of Authority. Whenever the Plan Sponsor or any other Corporation is permitted or required to perform any act, such act may be performed by its President or Chief Executive Officer or other person duly authorized by its President or Chief Executive Officer or the Board of the Corporation.

        14.5 Service of Process. The Administrator shall be the agent for service of process on the Plan.

        14.6  Governing   Law.  The  Plan  shall  be  construed,   enforced  and
administered in accordance with the laws of the Commonwealth of Virginia, and any federal law which preempts the same.

        14.7 Binding Effect. The Plan shall be binding upon and inure to the benefit of the Corporation, its successors and assigns, and the Participant and his heirs, executors, administrators and legal representatives.

        14.8 Severability. If any provision of the Plan should for any reason be declared invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

        14.9 No Effect on Employment Agreement. The Plan shall not be considered or construed to modify, amend or supersede any employment or other agreement between the Corporation and the Participant heretofore or hereafter entered into unless so specifically provided.

        14.10 Gender and Number. In the construction of the Plan, the masculine shall include the feminine or neuter and the singular shall include the plural and vice-versa in all cases where such meanings would be appropriate.

        14.11 Titles and Captions. Titles and captions and headings herein have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

        IN WITNESS WHEREOF, the Plan Sponsor has caused the Plan to be signed on its behalf by its duly authorized officer or member of its Board of Directors on the day, month and year aforesaid.


                                             SOUTHERN STATES COOPERATIVE,
                                                 INCORPORATED, Plan Sponsor


                                             By:      /s/ Gene E. James
                                                -------------------------------
                                                 Its  President & CEO

                                 SOUTHERN STATES
                           DEFERRED COMPENSATION PLAN
                           (As Restated July 1, 1995)

                    Chief Executive Officer Incentive Program
                                   Appendix A

        A-1.1       Definitions.

        A-1.1(a) "EBT": Earnings before tax determined based on the audited consolidated financial statements of the Plan Sponsor for the Fiscal Year and appearing as "Savings from continuing operations before income taxes and cumulative effect of change in accounting principles".

        A-1.1(b)    "Incentive Bank":

             (i)With respect to the first complete Fiscal Year of any Chief Executive Officer's term, One Hundred Fifty Thousand Dollars ($150,000) plus any Incentive Formula Award for the Fiscal Year or minus any Incentive Shortfall for the Fiscal Year.

             (ii)With respect to any Fiscal Year remaining in the Chief Executive Officer's term, the ending balance in the Incentive Bank for the prior Fiscal Year less the Incentive Distribution attributable to the prior Fiscal Year, plus any Incentive Formula Award for the Fiscal Year or minus any Incentive Shortfall for the Fiscal Year.

           A-1.1(c) "Incentive Formula Award": 1.5% of the amount by which EBT for the current Fiscal Year exceeds 10% of the sum of the Plan Sponsor's total stockholder's and patron's equity determined at the end of the prior Fiscal Year. For the first five (5) Fiscal Years of employment as Chief Executive Officer, no Incentive Formula Award will be granted for a partial Fiscal Year. After completion of five (5) complete Fiscal Years of employment as Chief Executive Officer, the Incentive Formula Award shall be determined based on the pro rata portion of the Fiscal Year during which the Chief Executive Officer was employed in that capacity.

           A-1.1(d) "Incentive Shortfall": 1.5% of the amount by which the 10% of the sum of the Plan Sponsor's total stockholder's and patron's equity determined at the end of the prior Fiscal Year exceeds EBT for the current Fiscal Year. Any Incentive Shortfall shall be determined based on the pro rata portion of the Fiscal Year during which the Chief Executive Officer was employed in that capacity.

           A-1.1(e) "Incentive Distribution": One-third (1/3) of the balance in the Incentive Bank as of the end of a Fiscal Year, provided, however, no Incentive Distribution shall be payable for any Fiscal Year in which the Plan Sponsor incurs a loss.

           A-1.2 Chief Executive Officer Incentive Program. An Incentive Distribution determined each Fiscal Year shall be payable to the Chief Executive Officer following the close of such Fiscal Year. If no deferral election is in place under the Plan, the Incentive Distribution shall be paid to the Chief Executive Officer, or if deceased, to his Beneficiary, as soon as reasonably practical following the completion of the audit of the financial statements for the Fiscal Year.

           A-1.3 Forfeiture of Incentive Bank. The entire positive balance of the Incentive Bank shall be forfeited in the event the Chief Executive Officer terminates employment with the Plan Sponsor (whether voluntarily or involuntarily), for any reason including death or disability, prior to completing at least three (3) complete Fiscal Years of employment as Chief Executive Officer. The lesser of the entire positive balance of the Incentive Bank or One Hundred Fifty Thousand Dollars ($150,000) of the Incentive Bank will be forfeited in the event the Chief Executive Officer terminates employment with the Plan Sponsor (whether voluntarily or involuntarily), for any reason (including death or disability) other than Normal Retirement under the Retirement Plan for Employees of Southern States, prior to the completing at least five (5) complete Fiscal Years of employment as Chief Executive Officer.

           A-1.4 Payout of Incentive Bank Balance. Upon the Chief Executive Officer's termination of employment with the Plan Sponsor for any reason, the balance in the Incentive Bank, not forfeited pursuant to paragraph A-1.3, shall be paid to the Chief Executive Officer (or, if deceased, his Beneficiary) as soon as reasonably possible following the end of the Fiscal Year.

           A-1.5 Board Discretion. The Board reserves the right at any time to adjust any component of the Chief Executive Officer Incentive Program, including the right to adjust EBT for unusual gains or losses incurred during a Fiscal Year. However, the Board may not reduce the balance in the Incentive Bank or defer payment of an Incentive Distribution for which no deferral election is in place under the Plan.

           A-1.6 Separate Incentive Bank for Each CEO. In the event that the Board continues the Chief Executive Officer Incentive Program for an individual who succeeds the individual in that position on July 1, 1997, a new and separate Incentive Bank shall be established for such successor.

                                 SOUTHERN STATES
                           DEFERRED COMPENSATION PLAN
                           (As Restated July 1, 1995)

                      Eligible Executives Incentive Program
                                   Appendix B

        B-1.1 Definitions.

        B-1.1(a) "EBT": Earnings before tax determined based on the audited consolidated financial statements of the Plan Sponsor for the Fiscal Year and appearing as "Savings from continuing operations before income taxes and cumulative effect of change in accounting principles".

        B-1.1(b) "Incentive Bank":

             (i) With respect to the first complete Fiscal Year of any Eligible Executive's term, any Incentive Formula Award for the Fiscal Year.

             (ii) With respect to any Fiscal Year remaining in the Eligible Executives' term, the ending balance in the Incentive Bank for the prior Fiscal Year less the Incentive Distribution attributable to the prior Fiscal Year, plus any Incentive Formula Award for the Fiscal Year.

        B-1.1(c) "Incentive Formula Award": .40% of the amount by which EBT for the current Fiscal Year exceeds a 4% return on Total Assets determined at the end of the prior Fiscal Year.

        B-1.1(d) "Incentive Distribution": One-half (1/2) of the balance in the Incentive Bank as of the end of a Fiscal Year.

        B-1.1(e) "Total Assets": Total assets determined based on the audited consolidated financial statements of the Plan Sponsor for the Fiscal Year and appearing at the bottom of the balance sheet of the annual report of the Plan Sponsor.

        B-1.2 Eligible Executives Incentive Program. An Incentive Distribution determined each Fiscal Year shall be payable to each Eligible Executive following the close of such Fiscal Year. If no deferral election is in place under the Plan, the Incentive Distribution shall be paid to the Eligible Executive, or if deceased, to his Beneficiary, as soon as reasonably practical following the completion of the audit of the financial statements for the Fiscal Year.

        B-1.3 Payout of Incentive Bank Balance. Upon an Eligible Executive's termination of employment with the Plan Sponsor for any reason, the balance in the Incentive Bank shall be paid to such Eligible Executive (or, if deceased, his Beneficiary) as soon as reasonably possible following the end of the Fiscal Year.

        B-1.4 Board Discretion. The Board reserves the right at any time to adjust any component of the Eligible Executives Incentive Program, including the right to adjust EBT for unusual gains or losses incurred during a Fiscal Year. However, the Board may not reduce the balance in the Incentive Bank or defer payment of an Incentive Distribution for which no deferral election is in place under the Plan.

           B-1.5 Separate Incentive Bank for Each Eligible Executives. In the event that the Board continues the Eligible Executives Incentive Program for any individual who succeeds the individuals in those positions on July 1, 1998, a new and separate Incentive Bank shall be established for such successor.